QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 99.1

WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
FURNISHED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

        The undersigned, the Chief Executive Officer and the Chief Financial Officer of Adolph Coors Company (the "Company") respectively, each hereby certifies that to his knowledge on the date hereof:

        the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 30, 2003 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. LEO KIELY W. Leo Kiely III Chief Executive Officer May 13, 2003
/s/ TIMOTHY V. WOLF Timothy V. Wolf Chief Financial Officer May 13, 2003

QuickLinks

EXHIBIT 99.1
WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER FURNISHED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)